Exhibit 10.5

REGISTRATION RIGHTS AGREEMENT

by and among

Transatlantic Holdings, Inc.,

American International Group, Inc.

and

American Home Assurance Company

Dated as of June 4, 2009

This REGISTRATION RIGHTS AGREEMENT (the “Agreement”) is made and entered into as of [●], 2009, by and among Transatlantic Holdings, Inc., a Delaware corporation (the “Company”), American International Group, Inc., a Delaware corporation (“AIG”), and American Home Assurance Company, a New York corporation (“AHA”).

W I T N E S S E T H:

WHEREAS, the Company, AIG and AHA have entered into a Master Separation Agreement, dated as of May 28, 2009 (the “Separation Agreement”), to effect the orderly separation of the Company from AIG and AHA;

WHEREAS, pursuant to the Separation Agreement, AIG, AHA and the Company have agreed to enter into this Agreement at closing of the Separation Agreement; and

WHEREAS, the parties desire to set forth certain registration rights applicable to the Registrable Securities (as defined below) held from time to time by the Holders, and the Company desires to indemnify Holders against certain liabilities to which such Holders may become subject as a result of Holders’ interests in the Company.

NOW, THEREFORE, in consideration of the mutual covenants and undertakings contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.	Definitions

As used in this Agreement, the following terms shall have the following meanings:

Affiliate: Means, with respect to any Person, any other Person directly or indirectly, controlled by, controlling or under common control with such Person.

Agreement: As defined in the Preamble.

AHA: As defined in the Preamble.

AIG: As defined in the Preamble.

          AIG Credit Facility Trust: AIG Credit Facility Trust established by the FRBNY for the sole benefit of the United States Treasury pursuant to the AIG Credit Facility Trust Agreement made on January 16, 2009 by and among the FRBNY and Jill M. Considine, Chester B. Feldberg and Douglas L. Foshee.

Board: Means the Board of Directors of the Company.

Code: The United States Internal Revenue Code of 1986

Common Stock: Means the Company’s common stock. Par value $1.00 per share.

Company: As defined in the Preamble.

Confidential Information: As defined in Section 4(n).

Exchange Act: The Securities Exchange Act of 1934, as amended from time to time.

First Time of Delivery: Shall have the meaning set forth in the Underwriting Agreement.

FRBNY: The Federal Reserve Bank of New York.

Governmental Authority: Shall have the meaning set forth in the Separation Agreement.

Governmental Order: Shall have the meaning set forth in the Separation Agreement.

          Holder: Any of AIG, its Subsidiaries (including AHA) or its Affiliates (other than the Company) that is a beneficial owner of Registrable Securities (it being understood that Holder shall include any Person that is on the date hereof or subsequently becomes a Holder, whether or not such Person remains an AIG Subsidiary or Affiliate).

Indemnified Party: As defined in Section 6(c)(i).

Indemnified Person: As defined in Section 6(a).

Indemnifying Party: As defined in Section 6(c)(i).

IRS: The U.S. Internal Revenue Service.

Law: Shall have the meaning set forth in the Separation Agreement.

managing underwriter or underwriters: The Person or Persons selected pursuant to Section 2 of this Agreement to manage an underwritten offering of Registrable Securities.

Person: An individual, partnership, corporation, company, trust or unincorporated organization, or a government or agency or political subdivision thereof, or any other organization or entity.

          Prospectus: The prospectus (including any preliminary prospectus and any final prospectus) included in any Registration Statement, as amended or supplemented by any free writing prospectus, whether or not required to be filed with the SEC, prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement and by all other amendments and supplements to the prospectus, and all material incorporated by reference in such prospectus.

          Registrable Securities: Any Common Stock beneficially owned as of the date hereof by AIG, its Subsidiaries (including AHA) or its Affiliates (other than the Company); provided that a security ceases to be a Registrable Security when:

(i) it has been effectively registered under the Securities Act and disposed of in accordance with the Registration Statement covering it, or

(ii) it is distributed to the public pursuant to Rule 144 (or any similar provisions then in force) under the Securities Act.

Registration Expenses: As defined in Section 5 hereof.

          Registration Statement: Means either (a) a shelf registration statement filed by the Company under the Securities Act permitting resales of the Registrable Securities on a delayed or continuous basis pursuant to the provisions of Section 2(a)(i) of this Agreement, or (b) in the circumstances contemplated by Section 2(a)(ii), a registration statement filed by the Company under the Securities Act meeting the requirements of Section 2(a)(ii), and in either case including the Prospectus contained therein, any amendments and supplements to such Registration Statement, including post-effective amendments, and all exhibits and all material incorporated by reference in such Registration Statement; provided that, in any such case if the Registration Statement includes a plan of distribution, such plan of distribution must be approved by AIG.

Rules and Regulations: The published rules and regulations of the SEC promulgated under any of the Securities Act or the Exchange Act, as in effect at any relevant time.

SEC: The Securities and Exchange Commission.

Securities Act: The Securities Act of 1933, as amended from time to time.

Separation Agreement: As defined in the Recitals.

          Subsidiary: Means, with respect to any Person, any corporation, general or limited partnership, joint venture, limited liability company, limited liability partnership or other Person that is a legal entity, trust or estate of which (or in which) (a) the issued and outstanding capital stock having ordinary voting power to elect a majority of the board of directors (or a majority of another body performing similar functions) of such corporation or other Person (irrespective of whether at the time capital stock of any other class or classes of such corporation or other Person shall or might have voting power upon the occurrence of any contingency), (b) more than 50% of the interest in the capital or profits of such partnership, joint venture or limited liability company or (c) more than 50% of the beneficial interest in such trust or estate, is at the time of determination directly or indirectly beneficially owned or controlled by such Person.

Suspension Period: As defined in Section 2(a)(iii) hereof.

Underwriting Agreement: Means the Underwriting Agreement, dated as of __, 2009, between AIG, AHA, the Company and Goldman Sachs & Co., as representative of the several underwriters.

underwritten offering: A transaction in which Registrable Securities of the Company registered under the Securities Act are sold to an underwriter or underwriters for reoffering to the public.

2.	Filing of Registration Statements

(a) Demand Registration.

            (i) Until such time as all Registrable Securities cease to be Registrable Securities, the Company agrees to use its reasonable efforts to keep current and effective a shelf Registration Statement, and to file such supplements or amendments to such Registration Statement as may be necessary or appropriate in order to keep such shelf Registration Statement continuously effective and useable, for the resale of Registrable Securities under the Securities Act.

            (ii) If the Company is no longer eligible to use a shelf Registration Statement, the Company agrees within 30 days of a Holder’s written request to register the resale of a specified amount of the Registrable Securities (which shall represent at least 5% of the outstanding Common Stock) under the Securities Act, the Company will file a Registration Statement, on an appropriate form, to register the resale of such Registrable Securities, which Registration Statement will (if specified in the Holder’s notice) contemplate the ability of the Holders to effect an underwritten offering, and will use its reasonable efforts to cause such Registration Statement to become or be declared effective, and to file such supplements or amendments to such Registration Statement as may be necessary or appropriate in order to keep such Registration Statement effective and useable, for the resale of Registrable Securities under the Securities Act, through the completion of the offering thereof.

            (iii) Notwithstanding anything to the contrary contained in this Agreement, the Company shall be entitled, from time to time, by providing prior written notice to the Holders, to require such Holders to suspend the use of the Prospectus included in any Registration Statement for resales of Registrable Securities under any shelf Registration Statement pursuant to Section 2(a)(i) or to postpone the filing or suspend the use of any Registration Statement pursuant to Section 2(a)(ii) for a reasonable period of time not to exceed 60 days in succession (or a longer period of time with the prior written consent of AIG, which consent shall not be unreasonably withheld) or two times in any one year period (a “Suspension Period”) if (A) the Board determines in good faith that effecting the registration (or permitting sales under an effective registration) would materially and adversely affect an offering of securities of the Company, (B) the Company is in possession of material non-public information and the Board determines in good faith that the disclosure of such information during the period specified in such notice would be materially detrimental to the Company, or (C) the Company shall determine that it is required to disclose in any such Registration Statement a contemplated financing, acquisition, corporate reorganization or other similar transaction or other material event or circumstance affecting the Company or its securities, and the Board determines in good faith that the disclosure of such information at such time would be materially detrimental to the Company or the holders of its equity securities.

            (iv) After the expiration of any Suspension Period and without any further request from a Holder, the Company shall as promptly as reasonably practicable prepare a Registration Statement or post-effective amendment or supplement to the applicable shelf Registration Statement or Prospectus, or any document incorporated therein by reference, or file any other required document so that, as thereafter delivered to purchasers of the Registrable Securities included therein, the Prospectus will not include a material misstatement or omission or be not effective and useable for resale of Registrable Securities.

            (v) If at any time or from time to time the Holders desire to sell Registrable Securities representing at least 5% of the outstanding Common Stock in an underwritten offering, the managing underwriter or underwriters for such offering shall be selected by AIG. The Holders will provide the Company with prior notice of any such underwritten offering, such notice to be provided as soon as reasonably practicable after the Holders determine to proceed with such offering. The Company shall use its reasonable efforts to assist such managing underwriter or underwriters in their efforts to sell Registrable Securities pursuant to such Registration Statement and shall use reasonable efforts to make senior executives with appropriate seniority and expertise reasonably available for “road show” or other presentations during the marketing period.

            (b) No Piggyback Registration Rights. The Company shall not, without the prior written consent of AIG and AHA (which consent may be withheld in AIG’s and AHA’s sole discretion), grant or enter into any agreement or undertaking that would permit any Person (other than the Company) to sell Common Stock along with sales of the Registrable Securities whether or not in an underwritten offering.

(c) Undertaking to be Bound by this Agreement. Each Holder which is not an original party to this Agreement and whose Registrable Securities are included in a Registration Statement filed with the SEC pursuant to this Section 2 shall be deemed without any further action to be a party to this Agreement with all rights and obligations of a Holder hereunder and if requested by the Company, shall execute and deliver an undertaking in form and substance reasonably satisfactory to the Company whereby such Holder agrees to be bound by the terms and provisions of this Agreement.

3.	Restrictions on Public Sale by the Company and Others

The Company agrees that it will not, without the prior written consent of AIG and AHA and the managing underwriter or underwriters of any underwritten offering (which shall represent at least 5% of the outstanding Common Stock) under a Registration Statement filed pursuant to Section 2(a), offer, sell, contract to sell or otherwise dispose of, directly or indirectly, any Common Stock, during the period from the date of receipt of timely notice of the intent to price an underwritten offering from the managing underwriter or underwriters (which notice may be delivered up to 15 business days before pricing) to the date 90 days after the pricing date of such underwritten offering. The foregoing restrictions shall not apply to issuances of Common Stock (or securities convertible into or exercisable or exchangeable for Common Stock) by the Company (i) upon conversion, exchange or exercise of convertible, exchangeable or exercisable securities outstanding as of the date of pricing of the underwritten offering or under any existing employee benefit plans, (ii) in connection with strategic alliances or transactions involving the Company, (iii) in connection with registration statements filed in connection with future business combination transactions or (iv) in connection with registration statements on Form S-8 filed to register shares of Common Stock that are issuable pursuant to existing employee benefit plans of the Company; provided that any Person receiving shares of Common Stock in a transaction excepted by clauses (ii) or (iii) above shall agree to be bound by the restrictions set forth in this Section 3.

4.	Registration Procedures

In connection with the Company’s obligations to keep current and effective each Registration Statement pursuant to Section 2 hereof, the Company will use its reasonable efforts to effect such registration to permit the sale of such Registrable Securities in accordance with the intended method or methods of disposition thereof, and pursuant thereto the Company will as expeditiously as possible use its reasonable efforts to:

            (a) before filing a Registration Statement or Prospectus or any amendments or supplements thereto, excluding documents incorporated by reference in the Registration Statement, furnish to AIG, AHA and the managing underwriter or underwriters, if any, copies of all such documents proposed to be filed, which documents will be subject to the review of AIG, AHA and the managing underwriter or underwriters, and the Company will not file any Registration Statement or amendment thereto or any Prospectus or any supplement thereto (excluding such documents incorporated by reference and proposed to be filed after the initial filing of the Registration Statement) to which AIG, AHA or the managing underwriter or underwriters, if any, shall reasonably and timely object; provided, that the Company may assume, for the purposes of this paragraph (a), that objections to the inclusion of information (i) requested by the staff of the SEC to be included in the Registration Statement or other documents, (ii) required, in the opinion of counsel to the Company, to be in the Registration Statement or other documents, or (iii) required by the Securities Act or the Rules and Regulations thereunder to be in the Registration Statement or other documents, shall not be deemed to be reasonable objections; and, provided, further, that the Company shall, to the extent reasonably practicable in light of the circumstances, consult with AIG, AHA and the managing underwriter or underwriters as to any document that is to be incorporated by reference in the Registration Statement during the marketing period of any underwritten offering until the closing of such underwritten offering;

            (b) prepare and file with the SEC such amendments and post-effective amendments to the Registration Statement, and such supplements to the Prospectus, as may be required by the Rules and Regulations or the instructions applicable to the registration form utilized by the Company or by the Securities Act or the Rules and Regulations thereunder for registration or otherwise necessary to keep the Registration Statement effective and cause the Prospectus as so supplemented to be filed pursuant to Rule 424 under the Securities Act; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement or supplement to the Prospectus;

(c) notify AIG, AHA and the managing underwriter or underwriters, if any, promptly, and confirm such advice in writing,

            (i) when the Registration Statement, any pre-effective amendment thereto, the Prospectus or any prospectus supplement or post-effective amendment to the Registration Statement has been filed, and, with respect to the Registration Statement or any post-effective amendment, when the same has become effective,

            (ii) of any comments by the SEC and the “Blue Sky” or securities commissioner or regulator of any state with respect to the Registration Statement, the Prospectus or any prospectus supplement or any request by the SEC for amendments or supplements to the Registration Statement, the Prospectus or any prospectus supplement or for additional information,

            (iii) of the issuance by the SEC or any other regulatory authority of any stop order suspending the effectiveness of the Registration Statement or the initiation or threatening of any proceedings for that purpose,

(iv) if at any time the representations and warranties of the Company contemplated by paragraph (m) below cease to be true and correct,

            (v) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale under the securities or “Blue Sky” laws of any jurisdiction or the initiation or threatening of any proceeding for such purpose, and

            (vi) of the existence of any fact which results in the Registration Statement, any amendment or post-effective amendment thereto, the Prospectus, any prospectus supplement, or any document incorporated therein by reference containing an untrue statement of material fact or omitting to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(d) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement at the earliest possible moment;

            (e) if requested by the managing underwriter or underwriters, AHA or AIG, as soon as practicable incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriter or underwriters, AHA or AIG reasonably request to be included therein relating to the sale of the Registrable Securities, including without limitation, information with respect to the amount of Registrable Securities being sold to such underwriter or underwriters, the purchase price being paid therefor by such underwriter or underwriters and with respect to any other terms of the underwritten offering (including whether such underwriting commitment is on a firm commitment or best efforts basis)

of the Registrable Securities to be sold in such offering; and make all required filings of such prospectus supplement or post-effective amendment promptly upon notice of the matters to be incorporated in such prospectus supplement or post-effective amendment;

            (f) furnish to AIG, to each selling Holder, and to each managing underwriter or underwriters, without charge, at least one signed copy of the Registration Statement and any post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference therein);

            (g) deliver to AIG, each selling Holder and each underwriter, if any, without charge, as many copies (including an electronic copy) of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such Persons may reasonably request; the Company consents to the use of the Prospectus or any amendment or supplement thereto by each of the selling Holders and each underwriter, if any, in connection with the offering and sale of the Registrable Securities covered by the Prospectus or any amendment or supplement thereto;

            (h) prior to any public offering of Registrable Securities, use its reasonable efforts to register or qualify or cooperate with AIG, the selling Holders, the managing underwriter or underwriters, if any, and their respective counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or “Blue Sky” laws of such jurisdictions as AIG, any selling Holder or underwriter reasonably requests in writing and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided that the Company will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process in any such jurisdiction where it is not then so subject;

            (i) cooperate with AIG, the selling Holders and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of the Registrable Securities to be sold; and enable such Registrable Securities to be in such denominations and registered in such names as AIG, the selling Holder or the managing underwriter or underwriters, if any, may request at least two business days prior to any delivery of Registrable Securities;

            (j) use its reasonable efforts to cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities, federal, state or local, as may be necessary to enable the seller or sellers thereof or the underwriter or underwriters, if any, to consummate the disposition of such Registrable Securities;

            (k) except as permitted by Section 2(a)(iii), if any fact contemplated by paragraph (c)(vi) above shall exist, prepare a post-effective amendment or supplement to the Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that the Prospectus, as thereafter delivered to the purchasers of the Registrable Securities, will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

(l) use its reasonable efforts to cause all Registrable Securities covered by the Registration Statement to be listed on each securities exchange on which the Common Stock is then listed, if any;

            (m) enter into such customary agreements (including a customary underwriting agreement with the underwriter or underwriters, if any) and take all such other actions in connection therewith in order to expedite or facilitate the disposition of such Registrable Securities and in such connection, whether or not an underwriting agreement is entered into and whether or not the Registrable Securities are to be sold in an underwritten offering:

          (i) make such representations and warranties to AIG, the selling Holders of such Registrable Securities and the underwriter or underwriters, if any, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings of equity securities;

          (ii) cause to be delivered to the sellers of Registrable Securities and the underwriter or underwriters, if any, opinions of counsel to the Company, dated, in the case of an underwritten offering, the date of delivery of any Registrable Securities sold pursuant thereto which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriter or underwriters, if any, AIG and the selling Holders, addressed to AIG, each selling Holder and each underwriter, if any, covering the matters customarily covered in opinions requested in underwritten offerings of common stock and such other matters as may be reasonably requested by AIG or the selling Holders or the appointed representative of or counsel to AIG and the selling Holders (it being agreed that the matters to be covered by such opinions shall include and shall cover both the date of the first contract to sell the Registrable Securities and the date of delivery of any Registrable Securities sold pursuant thereto);

          (iii) cause to be delivered, in the case of an underwritten offering, at the time of delivery of any Registrable Securities sold pursuant thereto, letters from the Company’s independent certified public accountants addressed to AIG, each selling Holder and each underwriter, if any, in customary form and covering such financial and accounting matters as are customarily covered by letters of independent certified public accountants delivered in connection with underwritten public offerings of common stock;

(iv) if an underwriting agreement is entered into, the same shall provide for indemnification of the underwriters by the Company in customary form; and

          (v) the Company shall deliver such documents and certificates as may be reasonably requested by AIG, any Holder selling Registrable Securities or the managing underwriter or underwriters, if any, to evidence compliance with clause (i) above and with any customary conditions contained in the underwriting agreement, if any, or other agreement entered into by the Company in connection with such offering.

The above shall be done at each closing under such underwriting or similar agreement or as and to the extent required thereunder;

          (n) make available for inspection by a representative or representatives of AIG or the selling Holders, any underwriter participating in any disposition pursuant to a Registration Statement, and any attorney or accountant retained by AIG or such selling Holders or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company’s officers, directors and employees to supply all information reasonably requested by any such representative, underwriter, attorney or accountant in connection with such Registration Statement; provided that AIG shall not, and shall cause its Affiliates and representatives having access to information of the Company that is either oral or in writing and that is confidential or proprietary (“Confidential Information”) not to, disclose any Confidential Information; provided, however, that AIG may disclose Confidential Information to the extent permitted by applicable Law: (i) to its representatives on a need-to-know basis in connection with the exercise of rights or the performance of obligations under this Agreement, provided that such representatives are informed of the confidential nature of such information and made aware of the provisions of this 4(n); (ii) to the extent reasonably necessary in connection with any action or in any dispute with respect to this Agreement; (iii) to the extent such information is required to be disclosed by applicable Law, Governmental Order or Governmental Authority (including in any report, statement, testimony or other submission to a Governmental Authority) or in response to any summons, subpoena or other legal process or formal or informal investigative demand issued to AIG or AHA in the course of any litigation, arbitration, mediation, investigation or administrative proceeding; (iv) to the extent any such information is or becomes generally available to the public other than as a result of disclosure by AIG, AHA or any of their Subsidiaries or any of their Affiliates or representatives; and provided further, however, (A) AIG and AHA may disclose Confidential Information related to the Company to AIG’s and AHA’s representatives who need to know such information for the purpose of evaluating, monitoring or taking any other action with respect to AIG’s and/or AHA’s investment in the Company and its Subsidiaries, and (B) AIG and AHA may disclose Confidential Information delivered to them by the officers designated by them, respectively, to receive the information contemplated by Section 5.4 of the Stockholders Agreement to each other, their respective Affiliates and their respective Representatives, provided that in the cases of clauses (A) and (B) above, such representatives are informed of the confidential nature of such information and made aware of the provisions of this Section 4(n).

In the event that AIG or AHA becomes required (based on advice of counsel) by deposition, interrogatory, request for documents subpoena, civil investigative demand or similar judicial or administrative process or in connection with a report, statement, testimony or other submission to be made to any Governmental Authority to disclose any Confidential Information, the disclosing party shall provide the Company, to the extent reasonably practicable, with prior written notice of such requirement, and, to the extent reasonably practicable, cooperate with the Company (at the Company’s expense) to obtain a protective order or similar remedy to cause such Confidential Information not to be disclosed; provided, however, that none of AIG, AHA or any of their respective Affiliates is required to provide such prior written notice with respect to any disclosure to the FRBNY. In the event that such protective order or other similar remedy is not obtained, the disclosing party shall furnish only that portion of the Confidential Information that it reasonably believes is required to be disclosed and shall exercise its commercially reasonable efforts (at the Company’s expense) to obtain assurance that confidential treatment will be accorded such Confidential Information.

Notwithstanding anything to the contrary contained herein, the parties hereto acknowledge and agree that AIG, AHA and their respective Affiliates may, without notifying the Company or any other Person, share any information relating to or obtained from the Company or any of its Subsidiaries with (i) the FRBNY or the U.S. Department of the Treasury and their respective Representatives, (ii) the AIG Credit Facility Trust, (iii) any insurance regulatory authority or (iv) the IRS or any other tax authority, in each case as AIG deems necessary or advisable in its good faith judgment.

To the fullest extent permitted by applicable Laws, the provisions of this Section 4(n) shall not restrict or limit the use of or disclosure by AIG, AHA or any of their respective Affiliates of any customer, policy or beneficiary information (including such information relating to the Company and its Subsidiaries) if such information was in the possession or control of AIG, AHA or their respective Affiliates prior to the date hereof. For the avoidance of doubt, the foregoing shall apply regardless of whether such information (i) was also possessed or controlled by the Company or any of its Subsidiaries on or prior to the date hereof and/or (ii) was originated by any other Person; and

          (o) otherwise use its reasonable efforts to comply with all applicable Rules and Regulations, and make generally available to its security holders earnings statements satisfying the provisions of Section 11(a) of the Securities Act, no later than 40 days after the end of any 12-month period (or 60 days, if such period is a fiscal year) commencing on the date of the filing of any Prospectus relating to the sale of Registrable Securities, which statements shall cover a 12-month period.

The Company may require each selling Holder as to which any registration is being effected to furnish to the Company such information regarding the distribution of such securities as the Company may from time to time reasonably request in writing and as shall be required by law or by the SEC in connection with any registration.

Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 4(c)(vi) hereof, such Holder will forthwith discontinue disposition of Registrable Securities until such Holder’s receipt of the copies of the supplemented or amended Prospectus contemplated by Section 4(k) hereof, or until it is advised in writing by the Company that the use of the Prospectus may be resumed.

5.	Registration Expenses

          (a) All expenses incident to the Company’s performance of or compliance with this Agreement, at or prior to the time that the Holders shall have completed three underwritten offerings pursuant hereto (it being understood that the offering effected pursuant to the Underwriting Agreement shall not be deemed to have been effected pursuant hereto), including without limitation:

          (i) all registration and filing fees (including fees with respect to filings required to be made with the Financial Industry Regulatory Authority (“FINRA”)), unless the required filing or filings arise solely by reason of the status of the Holders or any of their Affiliates, or their intended use of proceeds of the offering (in which case such fees shall be the responsibility of the Holders);

          (ii) fees and expenses of compliance with securities or “Blue Sky” laws (including reasonable fees and disbursements of one counsel for the selling Holders and underwriter or underwriters in connection with the registration or qualification of the Registrable Securities under applicable state securities laws and determination of their eligibility for investment under the laws of such jurisdictions as AIG, the managing underwriter or underwriters or the Holders of Registrable Securities being sold may designate);

          (iii) all printing, messenger, telephone and delivery expenses of the Company, including, without limitation, the expenses of printing the Registration Statement and the Prospectus, the expenses of preparing the Registrable Securities for delivery and the expenses of printing or producing any agreement(s) among underwriters, underwriting agreement(s) and “Blue Sky” or legal investment memoranda, any selling agreements and any other documents in connection with the offering, sale or delivery of Registrable Securities to be disposed of;

(iv) fees, disbursements and expenses of counsel for the Company;

          (v) fees and disbursements of all independent certified public accountants of the Company (including the expenses of any special audit and accountants’ letters required by or incident to such performance);

(vi) all fees and expenses incurred by the Company in connection with the listing of the Registrable Securities on any securities exchange pursuant to Section 4(l); and

(vii) fees and expenses of other Persons retained by the Company (all such expenses being herein called “Registration Expenses”);

will be borne by the Company, whether or not the Registration Statement becomes effective. In connection with any subsequent underwritten offering effected by the Holders pursuant hereto, all such out-of-pocket expenses reasonably incurred by the Company shall be borne by the Holders, in proportion to the shares sold by each of them in such offering. The Company will, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses of any Person, including special experts, retained by the Company.

6.	Indemnification

          (a) Indemnification by Company.

          (i) The Company agrees to indemnify and hold harmless each Holder, each underwriter with respect to Registrable Securities and each of their respective officers, directors, employees and agents and each Person who controls such Holder or underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act (each such Person being sometimes hereinafter referred to as an “Indemnified Person”) from and against any and all losses, claims, damages and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement, preliminary prospectus or Prospectus, including any amendment or supplement thereto, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities relate to any untrue statement or omission or alleged untrue statement or omission based upon information furnished in writing to the Company by any Holder or underwriter expressly for use therein.

          (ii) The Company will also indemnify selling brokers, dealers and similar securities industry professionals participating in the distribution, their officers, directors and partners and each Person who controls such Persons (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) to the same extent as provided in Section 6(a)(i) with respect to the indemnification of the Holders and underwriters of Registrable Securities and such Persons shall be deemed “Indemnified Persons” for all purposes of this Section 6.

          (b) Indemnification by Selling Holders. Each selling Holder agrees severally, and not jointly, to indemnify and hold harmless the Company, its directors, its officers who sign any Registration Statement and each Person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to such Holder (but not in an amount exceeding the net proceeds to such Holder from the offering of its Registrable Securities pursuant to such Registration Statement), but only with reference to information relating to such Holder furnished in writing by such Holder to the Company expressly for use in any Registration Statement, preliminary prospectus, or Prospectus, including any amendment or supplement thereto.

          (c) Proceedings.

          (i) In case any proceeding (including any governmental investigation) shall be instituted involving any Person in respect of which indemnity may be sought pursuant to either Section 6(a) or 6(b), such Person (the “Indemnified Party”) shall promptly notify the Person against whom such indemnity may be sought (the “Indemnifying Party”) in writing and the Indemnifying Party, upon request of the Indemnified Party, shall retain counsel reasonably satisfactory to the Indemnified Party to represent the Indemnified Party and any others the Indemnifying Party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding.

          (ii) In any such proceeding, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (a) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or (b) the named parties to any such proceeding (including any impleaded parties) include both the Indemnifying Party and the Indemnified Party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them.

          (iii) It is understood that the Indemnifying Party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for (a) the reasonable fees and expenses of more than one separate firm for all underwriters, selling brokers, dealers and similar securities industry professionals and all persons, if any, who control such Persons within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act and (b) the reasonable fees and expenses of more than one separate firm for all selling Holders and all Persons, if any, who control selling Holders within the meaning of either such Section.

          (iv) In the case of any such separate firm for the underwriters, selling brokers, dealers and similar securities industry professionals and such control Persons, such firm shall be designated in writing by the managing underwriter or underwriters. In the case of any such separate firm for the selling Holders and such control Persons of selling Holders, such firm shall be designated in writing by the Holder. The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there is a final judgment for the plaintiff, the Indemnifying Party agrees to indemnify the Indemnified Party from and against any loss or liability by reason of such settlement or judgment.

(d) Contribution.

          (i) If the indemnification provided for in this Section 6 is unavailable to an Indemnified Party under Section 6(a) or Section 6(b) hereof or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and of the Holder or underwriter, selling broker, dealer or similar securities professional, as the case may be, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of the Holder or underwriter, selling broker, dealer or similar securities professional, as the case may be, on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, by the Holder or by the underwriter, selling broker, dealer or similar securities professional and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          (ii) The Company and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 6 were determined by pro rata allocation (even if the Holders or the underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim.

Notwithstanding the provisions of this Section, no Holder or underwriter, selling broker, dealer or similar securities professional shall be required to contribute any amount in excess of the amount by which (a) in the case of any Holder, the net proceeds received by such Holder from the sale of Registrable Securities or (b) in the case of an underwriter, selling broker, dealer or similar securities professional, the total price at which the Registrable Securities purchased by it and distributed to the public were offered to the public exceeds, in any such case, the amount of any damages that the Holders or such underwriter, selling broker, dealer or similar securities professional has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The obligations to contribute pursuant to this Section 6 of the Indemnified Persons are several and not joint.

          (e) Cumulative Obligations. The obligations of the Company under this Section 6 shall be in addition to any liability which the Company may otherwise have to any Indemnified Person.

          (f) Survival. The indemnity and contribution agreements contained in this Section 6 and the representations and warranties of the Company referred to in Section 4(m)(i) shall remain operative and in full force and effect regardless of (i) any termination of this Agreement or any underwriting agreement, (ii) any investigation made by or on behalf of any Indemnified Person or by or on behalf of the Company and (iii) the consummation of the sale or successive resales of the Registrable Securities.

7.	Rule 144

The Company covenants that it shall use its reasonable efforts to file the reports required to be filed by it under the Securities Act and the Exchange Act and the Rules and Regulations and it will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the SEC. Upon the reasonable request of any Holder, the Company will deliver to such Holder a written statement as to whether it has complied with such information and requirements.

8.	Miscellaneous

          (a) Remedies. Each Holder, in addition to being entitled to exercise all rights provided herein and granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. Each party agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

          (b) No Inconsistent Agreements. The Company will not on or after the date of this Agreement enter into any agreement with respect to its securities which is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof.

          (c) Amendment and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given without the prior written consent of the parties hereto.

            (d) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing and delivered personally, by telegram, by telecopy or sent by overnight courier, postage prepaid:

          (i) if to a Holder, at the most current address given by such Holder to the Company in accordance with the provisions of this Section 8(d), which address initially is American International Group, Inc., 70 Pine Street, New York, New York 10270, Attention: General Counsel, with a copy to Sullivan & Cromwell, 125 Broad Street, New York, New York 10004, Attention: Robert E. Buckholz, Jr., Esq.; or

          (ii) if to the Company, at Transatlantic Holdings, Inc., 80 Pine Street, New York, New York 10005, Attention: Gary Schwartz, with a copy to Gibson, Dunn & Crutcher LLP, 200 Park Avenue, New York, New York 10166, Attention: Lois Herzeca

or to such other address as any party may, from time to time, designate in a written notice given in a like manner. Notice given by telegram or telecopy shall be deemed delivered when evidence of the transmission is received by the sender and shall be confirmed in writing by overnight courier, postage prepaid. Notice given by overnight courier as set out above shall be deemed delivered the business day after the date the same is mailed.

          (e) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including without limitation and without the need for an express assignment, subsequent Holders of Registrable Securities and the Indemnified Persons specified in Section 6. The Company may not assign its rights or delegate its obligations under this Agreement without the prior written consent of AIG and the Holders.

          (f) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          (g) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

          (h) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO CONFLICT OF LAW PRINCIPLES.

          (i) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

          (j) Attorneys’ Fees. In any action or proceeding brought to enforce any provision of this Agreement, or where any provision hereof is validly asserted as a defense, the successful party shall be entitled to recover reasonable attorneys’ fees in addition to its costs and expenses and any other available remedy.

          (k) Effective Time. This Agreement shall become effective as of the First Time of Delivery. In the event that the First Time of Delivery shall not occur, this Agreement will be of no force or effect.

                    IN WITNESS WHEREOF, the parties have executed this agreement as of the date first written above.

TRANSATLANTIC HOLDINGS, INC.

By:	/s/ Robert F. Orlich

	Name:	Robert F. Orlich
	Title:	Chairman, President and Chief
Executive Officer

AMERICAN INTERNATIONAL GROUP, INC.

By:	/s/ Philip M. Jacobs

	Name:	Philip M. Jacobs
	Title:	Senior Vice President – Divestitures

AMERICAN HOME ASSURANCE COMPANY

By:	/s/ Robert S. H. Schimek

	Name:	Robert S. H. Schimek
	Title:	Chief Financial Officer, Senior
Vice President and Treasurer